UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2024

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 20, 2024, reAlpha Tech Corp. (the “Company”) issued a press release announcing the launch of reAlpha (previously, “Claire”) (the “Super App”) for mobile devices. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

The information being furnished pursuant to Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the  Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Form 8-K, including Exhibit 99.1, is not intended to constitute a determination by the Company that the dissemination of the information contained herein is required by Regulation FD.

Item 8.01 Other Events.

As reported under Item 7.01 of this Form 8-K, on August 20, 2024, the Company announced the launch of the Super App for mobile devices. In connection with the launch of the Super App for mobile devices, the Company also changed the name of the Super App from “Claire,” to “reAlpha.” Claire will remain as the generative artificial intelligence (“AI”) buyer’s agent that will be integrated within the Super App, while providing the same services it did for users utilizing the platform under its previous name.

The Super App combines Claire and its AI-powered capabilities, licensed real estate agent support and integrated services for buyers purchasing a home, which currently include title and escrow agent services, to provide an end-to-end, commission-free, homebuying platform. The Super App is currently under limited availability for homebuyers located in 20 counties in Florida while the Company is seeking new brokerage licenses to expand its capabilities to more U.S. states.

Forward-Looking Statements

The information in this Form 8-K includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the Super App and statements regarding the Company’s ability to obtain new brokerage licenses to expand the Super App’s capabilities to more U.S. states. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company’s limited operating history and that the Company has not yet fully developed its AI-based technologies; the Company’s ability to commercialize its developing AI-based technologies; whether the Company’s technology and products will be accepted and adopted by its customers and intended users; the Company’s ability to capitalize on the recent National Association of Realtors’ rules change development to create more demand for its products and services, including the Super App; the Company’s ability to generate revenues through the Super App and services provided therein, both online and via mobile device; the Company’s ability to acquire, collaborate with and/or partner with mortgage brokerage firms and home insurance providers, as well as other service providers to further enhance the Super App’s capabilities and services provided therein; the Company’s ability to generate revenue through its title services and any other services it may offer to the Super App’s users in the future; the inability to maintain and strengthen the Company’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain the Company’s growth; the inability of the Company’s customers to pay for the Company’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in the Company’s U.S. Securities and Exchange Commission (“SEC”) filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. the Company’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to the Company’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1**	Press Release, dated August 20, 2024.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2024	REALPHA TECH CORP.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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